Exhibit 32.1

STATEMENT OF CHIEF EXECUTIVE OFFICER UNDER 18 U.S.C. § 1350

I, Brad D. Greenspan, Chairman of the Board and Chief Executive Officer of eUniverse, Inc. (the “Company”), certify pursuant to section 1350 of Chapter 63 of Title 18 of the United States Code that, to my knowledge,:

(1)	the Annual Report of the Company on Form 10-K for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on August 22, 2003, (the “Report”), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brad D. Greenspan

Brad D. Greenspan

Chairman of the Board and

Chief Executive Officer

August 22, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

STATEMENT OF PRINCIPAL FINANCIAL OFFICER UNDER 18 U.S.C. § 1350

I, Michael J. Mincieli, Vice President, Corporate Controller of eUniverse, Inc. (the “Company”), certify pursuant to section 1350 of Chapter 63 of Title 18 of the United States Code that, to my knowledge,:

(1)	the Annual Report of the Company on Form 10-K for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on August 22, 2003, (the “Report”), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael J. Mincieli

Michael J. Mincieli

Vice President, Corporate Controller

(Principal Financial Officer)

August 22, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.